SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 13, 2005

Date of Report

(Date of earliest event reported)

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Fourth Avenue N., Suite 510, Seattle, Washington 98109

(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Attached as exhibits to this Form 8-K is the standard form of Non-Qualified Stock Option Contract and the standard form of Restricted Stock Rights agreement for options and restricted stock rights granted under the Fisher Communications Incentive Plan of 2001.

Item 9.01	Financial Statement and Exhibits.

(c)	Exhibits

Exhibit No.	Description
10.1	Form of Non-Qualified Stock Option Contract under the Fisher Communications Incentive Plan of 2001.

10.2	Form of Restricted Stock Rights agreement under the Fisher Communications Incentive Plan of 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

Dated: October 13, 2005	By	/s/ Robert C. Bateman
Robert C. Bateman
Senior Vice President
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Non-Qualified Stock Option Contract under the Fisher Communications Incentive Plan of 2001.

10.2	Form of Restricted Stock Rights agreement under the Fisher Communications Incentive Plan of 2001.